UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

6 East 32nd  Street, 7th Floor, New York, NY 10016

(Address of principal executive offices)(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212-995-8300

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Annual Report
December 31, 2013

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back at 2013

An article that appeared in the Wall Street Journal on December 31st, 2013 written by Tom Kilgore and Tom Lauricella best described last year’s investment climate. I have summarized that article and added some thoughts of my own.

In the best year for U.S. stocks since 1995, the smart way to play the markets has been to follow the dumb money. So-called dumb money strategies, which involve buying a plain-vanilla portfolio of U.S. stocks, did much better than the more complex approaches employed by hedge funds and other professional investors. Fueled by easy money from the Federal Reserve and signs of improvement in the economy all the major U.S. stock indices achieved gains approaching or exceeding 30%. Those gains far outpaced the rally predicted by even the most bullish Wall Street strategists. The majority of hedge funds were left in the dust, alongside investors who use “tactical” timing of the markets’ ups and downs and those who spread their bets among a wide variety of assets such as commodities, emerging markets and exchanged traded funds.

Despite worries about the outlook for Federal Reserve policy, turmoil in the Middle East and a Federal Government shutdown, U.S. stocks suffered only small and short-lived pullbacks. There were just five selloffs of 2% in 2013, and one decline of 5.8%, which lasted slightly more than a month from May 21 through June 24 amid fears that the Fed would start to “taper”.

Investors normally embrace diversification, believing it adds value. However, this year it had the opposite effect. For example, gold advocates believe it is a good hedge against inflation and rising interest rates. However, gold declined approximately 29% in 2013, the first annual decline since 2000. As you may remember, we have been quite bearish on the yellow metal and warned our clients to avoid the commodity in our 2012 1st quarter letter to Boyar Asset Management clients when gold was selling for $1,750 per ounce (as of 12/31/2013 ~$1,255 per ounce). Other commodities which historically have been beneficiaries of global economic growth also suffered. The DJ UBS commodity index dropped 8.6%.

Investors who eschewed the simplicity of buying U.S. stocks and sought more exotic products also underperformed. Hedge funds, particularly those with a long short strategy lagged. That was also the case for portfolios that promise low volatility because they hold so called “defensive stocks,” such as utilities and consumer staples. For example, the $3.9 billion PowerShares S&P 500 low volatility portfolio exchange-traded fund was up 20% for 2013. Not a bad result but well below the leading US stock indices.

The Standard & Poor’s 500 Index climbed 29 percent, beating government debt by 32 percentage points, the widest spread since at least 1978, according to data compiled by Bank of America Merrill Lynch and Bloomberg. The 3.4% decline in U.S. government debt in 2013 was the first such drop since 2009.

 35 East 21st Street • Suite 8E • New York, NY 10010 • P. 212.995.8300 • F. 212.995.5636

www.BoyarValueGroup.com

1

Although the S&P 500, including dividends, advanced 32%, only 4 out of the 10 sectors that comprise that index outdistanced it. The best performer was consumer discretionary advancing by 43%; the other outperforming sectors included industrials, health care and financials. The worst performers were telecom services and utilities advancing 13% and 11% respectively. So it is quite possible that an investor who was underweighted in certain sectors to have materially underperformed the S&P 500 in 2013.

Performance

On an absolute basis The Boyar Value Fund had an exceptionally good year advancing 29.76%, net of fees. We accomplished this despite an average cash position throughout the year of 22.52%, making our risk adjusted return quite satisfactory. Our return on equity for the year was 38.40%.

The high cash position in the Fund was caused in part by the takeovers of Heinz, Saks, and Dole Foods. Once we received the proceeds from the sales of each company, we found it difficult to redeploy that capital into other attractive investment opportunities. However, rest assured once we find an appropriate investment with an attractive risk/reward scenario we will not be shy in using the capital you have entrusted to us.

A Look Ahead

It is hard to believe, but it has been over 5 years since the collapse of Lehman Brothers. Stocks certainly have had quite a run since then advancing by more than 169%, as measured by the S&P 500 from its March 2009 lows. Time has a way of dulling the pain from traumatic shocks such as the most recent financial crisis (making investors less risk averse and allowing new speculative bubbles to emerge). It is clearly more difficult to find bargains today than when stocks like CBS traded for $6 per share (price as of close 12/31/2013 ~$63.74), or when Saks was trading at $1.85 per share (recently acquired for $16 per share). For the moment (at least in our opinion), the days of six or seven baggers are over.

So Where Do We Go From Here?

Wall Street strategists are the most cautious as they have been in almost a decade after one of the broadest U.S. stock market rallies on record, pushing up price-earnings ratios by about 19%. However, we would caution you to take Wall Street strategists predictions with a giant grain of salt. According to Birinyi Associates via the Wall Street Journal the average forecast by Wall Street strategists for the past 13 years has been 10% per year. The actual stock market return has been roughly 3.3% per year (Russolillo & Scaggs, 2013).

The million (or billion) dollar question is how do you invest in a time of expanding multiples? According to Bloomberg expanding multiples have preceded advances twice as often as they have retreats. Since 1936, the S&P 500 has risen 69% of the time following quarters when valuations widened, the data shows. Furthermore, the average return is 14% in years after more than 400 of the constituents in the S&P 500 climbed. Last year 460 stocks rose, more than any year since at least 1990.

In further support of the aforementioned, Morgan Stanley research shows that on the previous occasions when multiples expanded so far and so fast, markets kept rising for at least a year afterwards-and in two cases added a second year of strong gains as well. Share price rallies have a strong momentum effect, and once started can be difficult to stop.

On the other hand over time profit margins show a strong tendency to revert to the mean. At the moment they are currently close to all-time highs. This prompted a number of research analysts to produce research suggesting that margins may have reached unsustainable levels. If economic growth continues, companies would be forced to hire more workers and perhaps even boost capital expenditures which would be good for the economy but bad in the short-term for profits and the stock market.

2

We are of the belief that common stocks as measured by the S&P 500 are no longer on the bargain basement table, as they were in 2009, but are more or less fairly valued. So, investors should temper expectations and anticipate returns that are more in tune with historical norms.

One measure of stock market value which shows that the market is in-fact expensive from a valuation perspective is Robert Schiller’s cyclically adjusted price/earnings multiple. This measure which attempts to adjust for a full economic cycle uses the last decades average earnings (adjusted for inflation) when calculating the P/E ratio for a given company or index. Currently the Schiller method calculates the P/E of the market to be approximately 25x, with the long-term average being approximately 16.5x. During the internet craze in the late 1990s, the P/E ratio using Schiller’s methodology was approximately 44xs. Critics of this calculation point out that this method is flawed as profits and economic cycles do not follow exact ten year patterns. Despite the methodologies flaws it is something worth monitoring.

There are other reasons for caution as well. As Ralph Atkins of The Financial Times pointed out in his December 30, 2013 article, “Europe slipped off investors radars as a risk this year, eurozone bond yields fell and the region’s equity markets were among the best performing.” Andrew Pease who is the global head of strategy at Russell Investments said in the same article, “At the top of the list {of potential problems} is Europe—it has to be. We have learnt over the past three years that the political will to hold it all together is enormous. But politicians will always choose immeasurable future costs rather than significant upfront costs.” There are other strategists who are even more pessimistic. Albert Edwards at Societe Generale summarizes his 2014 “biggest risk” scenario as:

“Re-run of 1996 Asian Currency crisis as Fed tapers and yen devalues. Wave of deflation engulfs US and Europe snuffing out weak recoveries. Full blown currency wars and protectionism to follow?”

As we have written many times in past letters retail investors are usually a pretty good contra indicator for future stock market performance. According to Avi Nachmany of Strategic Insight total flows into equity funds this year are on course to equal inflows for all of the past four years combined. This is a mixed signal to us as individual investors usually show up to the stock market party toward the top of the cycle. However, investors are still hording tremendous amounts of cash, and since people are starting to lose money in their “safe” bond funds and are currently underweighted in equities by historically standards, there might be significant inflows from performance chasers into common stocks adding significantly more fuel to the fire and keeping the party going for longer than most people expect.

So, what type of stocks do we think have the capability of doing well over the next couple of years? During the 1990’s large capitalization stocks such as Microsoft, Pfizer, Cisco and Intel to name a few, commanded outsized price/earnings multiples of 40x to 150x. Today, the P/E ratios of these same businesses average approximately 12x, well below the multiples of most of the companies that comprise the S&P 500. These companies also yield 3% or more with the capability of multiple dividend increases over the next few years.

What would we avoid? Currently there are a number of businesses that have captured Wall Street’s fancy, each commanding multiples of 100x or more. They include names like Netflix, Zillow and Linkedin just to name a few. Tesla is another example of a high multiple stock (with no current earnings). The company delivered just 1400 cars in July or about 1% of Ford Motor Company sales for the same month. Today, Tesla commands a market valuation of ~$21 billion. This is about~ 33% of Ford’s market capitalization.

************************************

3

Competitive Returns (Unaudited)

Average Annual Returns ^

				5/5/98*
				To
(As of 12/31/2013)	1 Year	5 Year	10 Year	12/31/13
Boyar Value Fund
At NAV	29.76%	18.48%	5.59%	6.48%
Inclusive of sales charges**	23.25%	17.27%	5.05%	6.13%
After taxes on distribution**	23.03%	17.15%	4.76%	5.76%
After taxes on distribution and sale of shares**	13.34%	14.04%	4.07%	4.99%
S&P 500 TR Index	32.39%	17.94%	7.41%	5.20%

Cumulative Returns Since Inception***

At NAV (5/5/98 through 12/31/13)

*	Inception.

**	Calculated using maximum sales charges of 5.00%.

***	Calculated without sales charges.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated April 30, 2013 was 2.84%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.78% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^	The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.
4

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2013)

(as a percentage of total net assets)

(Unaudited)

5

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

■	By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

■	Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

■	The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2013 ^
	1 Year	5 Year	10 Year	5/5/98* to 12/31/13
No load pre-tax returns	29.76%	18.48%	5.59%	6.48%
No load after-tax returns	29.52%	18.35%	5.30%	6.11%

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

*	Inception

^	The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

6

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	COMMON STOCK - 77.8%
	APPAREL - 1.3%
4,090	Hanesbrands, Inc.	$287,404

	BANKS - 8.0%
30,595	Bank of America Corp.	476,364
12,707	Bank of New York Mellon Corp. (The)	443,983
4,430	Citigroup, Inc.	230,847
10,750	JPMorgan Chase & Co.	628,660
		1,779,854
	COMMERCIAL SERVICES - 1.9%
6,300	Weight Watchers International, Inc.	207,459
13,000	Western Union Co. (The)	224,250
		431,709
	DIVERSIFIED FINANCIAL SERVICES - 4.4%
8,500	Ameriprise Financial, Inc.	977,925

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
3,200	Energizer Holdings, Inc.	346,368

	ENTERTAINMENT - 1.7%
6,016	Madison Square Garden Co., Class A *	346,401
500	Marriott Vacations Worldwide Corp. *	26,380
		372,781

See accompanying notes to financial statements.

7

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	FOOD & BEVERAGE - 4.7%
3,000	Campbell Soup Co.	$129,840
3,000	Kraft Foods Group, Inc.	161,760
4,500	Molson Coors Brewing Co., Class B	252,675
9,000	Mondelez International, Inc., Class A	317,700
5,000	Sysco Corp.	180,500
		1,042,475
	HEALTHCARE SERVICES - 0.4%
1,000	Laboratory Corp. of America Holdings *	91,370

	HOUSEHOLD PRODUCTS/WARES - 3.1%
5,000	Clorox Co. (The)	463,800
3,700	Scotts Miracle-Gro Co. (The), Class A	230,214
		694,014
	INSURANCE - 4.3%
10,586	Travelers Cos., Inc. (The)	958,457

	INTERNET - 2.5%
11,600	Reis, Inc. *	223,068
8,250	Yahoo!, Inc. *	333,630
		556,698
	LEISURE TIME - 2.7%
7,500	Carnival Corp.	301,275
10,000	Interval Leisure Group, Inc.	309,000
		610,275
	LODGING - 2.1%
5,008	Marriott International, Inc., Class A	247,195
9,500	MGM Resorts International *	223,440
		470,635

See accompanying notes to financial statements.

8

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	MEDIA - 13.1%
3,641	AMC Networks, Inc., Class A *	$247,989
9,952	Cablevision Systems Corp., Class A	178,439
11,011	Comcast Corp., Special Class A	549,229
9,000	Meredith Corp.	466,200
10,733	Time Warner, Inc.	748,305
9,500	Walt Disney Co. (The)	725,800
		2,915,962
	MISCELLANEOUS MANUFACTURER - 1.6%
13,000	General Electric Co.	364,390

	PHARMACEUTICALS - 6.7%
9,000	Bristol-Myers Squibb Co.	478,350
2,500	Johnson & Johnson	228,975
25,500	Pfizer, Inc.	781,065
		1,488,390
	REAL ESTATE - 0.1%
3,700	Trinity Place Holdings, Inc. *	24,975

	RETAIL - 10.2%
5,000	CVS Caremark Corp.	357,850
5,000	Kohl’s Corp.	283,750
9,600	Home Depot, Inc.	790,464
15,000	Staples, Inc.	238,350
70,000	Wendy’s Co. (The)	610,400
		2,280,814
	SEMICONDUCTORS - 0.9%
8,000	Intel Corp.	207,680

	SOFTWARE - 3.1%
18,500	Microsoft Corp.	692,455

See accompanying notes to financial statements.

9

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	TELECOMMUNICATIONS - 1.0%
10,000	Cisco Systems, Inc.	$224,500

	TRANSPORTATION - 2.4%
5,000	United Parcel Service, Inc., Class B	525,400

	TOTAL COMMON STOCK (Cost - $10,269,494)	17,344,531

	SHORT - TERM INVESTMENTS - 22.5%
4,206,566	Dreyfus Institutional Reserves Money Fund, 0.01% **	4,206,566
821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	821,497
	TOTAL SHORT - TERM INVESTMENTS (Cost - $5,028,063)	5,028,063

	TOTAL INVESTMENTS - 100.3% (Cost - $15,297,557) (a)	$22,372,594
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3) %	(61,594)
	NET ASSETS - 100.0%	$22,311,000

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal income tax purposes is $15,304,142 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$7,462,563
Unrealized depreciation:	(394,111)
Net unrealized appreciation:	$7,068,452

See accompanying notes to financial statements.

10

BOYAR VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities, at cost	$15,297,557
Investment securities, at value	$22,372,594
Dividends and interest receivable	22,502
Prepaid expenses and other assets	3,874
TOTAL ASSETS	22,398,970

LIABILITIES
Fund shares repurchased	25,946
Management fees payable	6,852
Advisory fees payable	1,268
Distribution fees (12b-1) payable	9,539
Accrued administration fees	4,751
Accrued accounting fees	2,119
Accrued custody fees	699
Accrued expenses and other liabilities	36,796
TOTAL LIABILITIES	87,970
NET ASSETS	$22,311,000

Net Assets Consist Of:
Paid in capital	$15,003,821
Accumulated net realized gain from security transactions	232,142
Net unrealized appreciation of investments	7,075,037
NET ASSETS	$22,311,000

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,076,027

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$20.73

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$21.82

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

11

BOYAR VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$325,627
Interest	36
TOTAL INVESTMENT INCOME	325,663

EXPENSES
Investment advisory fees	101,441
Management fees	101,441
Distribution (12b-1) fees	50,720
Administrative services fees	46,001
Professional fees	36,870
Transfer agent fees	27,830
Accounting services fees	23,999
Insurance expense	23,353
Compliance officer fees	13,504
Shareholder servicing / Non 12b-1 fees	11,880
Directors’ fees and expenses	11,644
Printing and postage expenses	7,733
Custodian fees	5,361
Other expenses	8,161
TOTAL EXPENSES	469,938

Fees waived by the Advisor	(57,343)
Fees waived by the Manager	(57,343)
NET EXPENSES	355,252
NET INVESTMENT LOSS	(29,589)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	888,104
Net change in unrealized appreciation (depreciation) of investments	4,297,955
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,186,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,156,470

See accompanying notes to financial statements.

12

BOYAR VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2013	December 31, 2012

FROM OPERATIONS
Net investment income (loss)	$(29,589)	$47,757
Net realized gain from security transactions	888,104	546,309
Net change in unrealized appreciation (depreciation) on investments	4,297,955	2,048,491
Net increase in net assets resulting from operations	5,156,470	2,642,557

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(47,757)
From net realized gains	(166,344)	—
From paid in capital	—	(2,092)
Net decrease in net assets from distributions to shareholders	(166,344)	(49,849)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,056,337	1,358,513
Net asset value of shares issued in reinvestment of distributions to shareholders	104,150	29,963
Payments for shares redeemed	(1,206,288)	(987,146)
Redemption fee proceeds	45	—
Net increase in net assets from capital share transactions	954,244	401,330

TOTAL INCREASE IN NET ASSETS	5,944,370	2,994,038

NET ASSETS
Beginning of year	16,366,630	13,372,592
End of year *	$22,311,000	$16,366,630
* Includes accumulated net investment income (loss) of:	$—	$—

CAPITAL SHARE ACTIVITY
Shares Sold	117,572	87,202
Shares Reinvested	5,205	1,866
Shares Redeemed	(63,507)	(67,087)
Net increase in shares outstanding	59,270	21,981

See accompanying notes to financial statements.

13

BOYAR VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012		2011		2010	2009
Net Asset Value, Beginning of Year	$16.10	$13.44		$13.67		$11.58	$9.16

Activity from investment operations:
Net investment income (loss)(1)	(0.03)	0.05		0.00	(2)	(0.04)	0.02
Net realized and unrealized gain on investments	4.82	2.66		0.01		2.10	2.42
Total from investment operations	4.79	2.71		0.01		2.06	2.44

Paid-in-Capital from Redemption Fees	0.00 (2)	—		—		0.03	0.00 (2)

Less distributions from:
Net investment income	—	(0.05)		—		—	(0.02)
Net realized gains	(0.16)	—		(0.22)		—	—
Paid in capital	—	(0.00	) (2)	(0.02)		—	—
Total distributions	(0.16)	(0.05)		(0.24)		—	(0.02)

Net Asset Value, End of Year	$20.73	$16.10		$13.44		$13.67	$11.58

Total Return (3)	29.76%	20.16%		0.17%		18.05%	26.61%

Net Assets, At End of Year	$22,311,000	$16,366,630		$13,372,592		$14,384,870	$14,970,245

Ratio of gross expenses to average net assets (4)	2.31%	2.81%		2.98%		2.91%	2.94%
Ratio of net expenses to average net assets	1.75%	1.75%		1.75%		1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.32%		0.00	% (5)	(0.26)%	0.13%

Portfolio Turnover Rate	7%	5%		11%		20%	17%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

(5)	Amount represents less than 0.01% per share.

See accompanying notes to financial statements.

14

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the last quoted bid. If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

15

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$17,344,531	$—	$—	$17,344,531
Short-Term Investments	5,028,063	—	—	5,028,063
Total	$22,372,594	$—	$—	$22,372,594

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.
16

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

17

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,321,201 and $1,130,674, respectively.

4.	TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least April 30, 2014, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager.

18

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

○	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and

○	thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2013, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$ 157,667	December 31, 2014
$ 114,686	December 31, 2015

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2013, the

19

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Distributor received $8,263 from front-end sales charges, of which $913 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.  GFS’s share of such fees collected for the year ended December 31, 2013 was $2,066. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2013, the Fund assessed $45 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other

20

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the year ended December 31, 2013.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2013	December 31, 2012
Ordinary Income	$—	$47,757
Long-Term Capital Gain	166,344	—
Return of Capital	—	2,092
	$166,344	$49,849

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$31,102	$207,625	$—	$—	$—	$7,068,452	$7,307,179

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended December 31, 2013 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$29,589	$(29,589)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boyar Value Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 26, 2014

22

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 – 12/31/13	Expense Ratio During Period ** 7/1/13 – 12/31/13
Actual	$1,000.00	$1,123.80	$9.37	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.
23

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 12, 2013, the Fund’s Board of Directors, including a majority of the Fund’s Independent Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. Fund counsel noted in selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and other large-cap value funds (“Performance Universe”), as classified by Morningstar and objectively selected as comparable to the Fund, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser and the Manager.

As part of the review of the continuance of the Investment Advisory Agreement and the Management Agreement, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by the Administrator to determine the Performance Universe to prepare its information.

The Board considered several matters in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreements.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Fund’s benchmark index. The Board noted that the Fund outperformed the average performance of the Performance Universe for the one-, three- and five-year periods ended September 30, 2013, yet underperformed its benchmark index during each respective period. The Board concluded that the Fund’s performance was satisfactory.

24

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Personnel and Methods. The Board reviewed the background of Mr. Boyar, the portfolio manager who has been responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Mr. Boyar and considered his staff who are responsible for assisting Mr. Boyar in the overall functioning of the Adviser, and the Manager and members of its staff who are responsible for the overall functioning of the Manager. Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources (in conjunction with those of its affiliates that it relies upon) were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement. The Board considered the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel. The Board concluded that the personnel and methods were satisfactory.

Fees and Expenses. The Board then considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe. The Board noted that the Fund had a higher overall combined management fee and advisory fee rate and a higher gross and net expense ratios (before and after giving effect to the fee waiver and expense reimbursement) than many of the Funds in its Performance Universe. The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving effect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive all or a portion of their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets. The Board noted that, after giving effect to the above described expense limitation, the Adviser and the Manager did not receive any advisory or management fees from the Fund for the 2012 calendar year and the Distributor reimbursed the Fund in an amount necessary to maintain the above described expense limitation. The Board also noted, that after giving effect to the above described expense limitation, the Adviser and the Manager are receiving only a portion of their respective advisory/management fees from the Fund for the current calendar year. Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services; Profitability. The Board next considered the nature, quality, cost and extent of other services provided by the Adviser and the Manager, and Ladenburg Thalmann & Co. as the Fund’s principal underwriter. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager were satisfactory, reliable and beneficial to the Fund’s shareholders. The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current fee waivers and periodic reimbursements being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager is making a profit under the Agreements.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

25

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universe, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. As noted above, the Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund. The Board was informed that the Manager does not manage any other accounts.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that: (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

26

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Directors and officers are set forth in the table below. The Board of Directors is responsible for managing the business affairs of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar (2) 6 East 32nd Street New York, NY 10016 Age: 71	Chairman	Since Inception	President Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 –present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present.	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 350 Madison Avenue, New York, NY 10017 Age: 55	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present;	1	Chairman, Recognition Media, LLC, December 2003 – present; Director, Dab- O - Matic Corp, April 2000 – present;
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Age: 66	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present; Trustee, Incorporated Village of Old Westbury, June 1994 – July 2009; Director, Carnegie Hall Society, October 1997 – August 2009.

27

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Richard Finkelstein 500 NE Spanish River Boulevard, Suite 108 Boca Raton, FL 33431 Age: 64	Director	Since Inception	President, Kenco Communities, 1990 – 2012; Principal, Merit SPR 2012 – present.	1	N/A
OFFICERS
Andrew B. Rogers 80 Arkay Drive Hauppauge, NY 11788 Age: 44	President	June 2006 – present	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); and President and Manager, GemCom LLC (2004-2011).	N/A	N/A
Dawn Borelli 80 Arkay Drive Hauppauge, NY 11788 Age: 39	Treasurer	February 2011 – present	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Age: 35	Secretary	2012 – present	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 Age: 51	Chief Compliance Officer	July 2005 – present	Northern Lights Compliance Services, LLC Senior Compliance Officer since 2011 to present; General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC - December 2003 to June 2011; Former Secretary of the Fund - July 2005 to 2012.	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

28

PRIVACY notice

Re. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

29

Re. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

30

 This Page Intentionally Left Blank.

 This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

6 East 32nd Street, 7th Floor

New York, New York 10016

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,750

2012 - $14,750

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - None

2012 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Dawn Borelli

Dawn Borelli, Treasurer

Date

3/4/14

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/4/14

* Print the name and title of each signing officer under his or her signature.